UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2008

MIPSOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-140652	20-4047619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

128 E. Fairview Ave. Spokane, WA	99207
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 484-6385

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective with the adjournment of the Board of Directors meeting held via teleconference on Monday, July 28, 2008, MIPSolutions, Inc.’s Board of Directors approved Dr. Rocky Arnold as President and CEO effective September 1, 2008 contingent upon his acceptance of the final terms of an Employment Agreement to be drafted during the month of August 2008 and other conditions set by the Compensation Committee. Upon mutual acceptance of the Employment Agreement between the Company and Dr. Arnold, Jeff Lamberson has agreed to immediately tender his resignation as President of MIPSolutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPSolutions, INC.
By:   /s/ Edward A. Hunton
Edward A. Hunton, Director, Treasurer & Corp. Sec.

Date:  July 29, 2008